SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 1, 2001

                       Lehman ABS Corporation on behalf of
            CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-2 TRUST
             (Exact Name of Registrant as Specified in Its Charter)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of January 22, 2001, as supplemented by a Series Supplement, dated as of January 22, 2001, which together formed the Corporate-Backed Trust Certificates, Series 2001-2 Trust.


         Delaware                        333-32105-03            13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 361-2510

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

On February 1, 2001, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-2, Class A-1 and Class A-2 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit was filed as part of this report:

     1 Trustee's Distribution Statement to the Certificate Holders for the period ending February 1, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 9, 2001


                                         Lehman ABS Corporation

                                         By: /s/ Rene Canezin
                                             -----------------------------------
                                         Name:  Rene Canezin
                                         Title: Senior Vice President

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     1 Trustee's Distribution Statement to the Certificate Holders for the period ending February 1, 2001